UBS Natural Gas and Utility Conference February 28, 2007 Energy / Growth / Leadership Exhibit 99

Safe Harbor Provisions
This presentation contains statements concerning NU’s expectations, plans, objectives, future financial performance and other statements that are not historical facts. These statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  In some cases, a listener can identify these forward-looking statements by words such as “estimate”, “expect”, “anticipate”,
“intend”, “plan”, “believe”, “forecast”, “should”, “could”, and similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements.  Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, actions by state and federal regulatory bodies; competition and industry restructuring; changes in economic conditions; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels and timing of capital expenditures; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive electricity positions; actions of rating agencies; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in our reports to the
Securities and Exchange Commission.  We undertake no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made.

3 Agenda for Today 2006 accomplishments 2006 financial performance 2007 guidance Regulated investment strategy Rate cases Legislative update

2006 Highlights
Competitive businesses
Sold competitive generation for $1.34 billion (including $320 million of assumed debt)
Sold retail business
Served out more than 50% of wholesale obligations
Sold most services businesses
Regulated businesses
Completed Bethel-Norwalk
Completed Northern Wood Power Project
Commenced construction of 3 remaining SW Connecticut projects
Secured legislative endorsement for PSNH coal plant scrubber
Settled WMECO distribution rate issues without rate case
Filed settlement this week on PSNH distribution rate case
Filed Yankee Gas rate case
Financial
Met earnings guidance
Strengthened balance sheet considerably

$122.3
$41.1
$197.5
$59.8
$2.0
-$18.7
($20.0)
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
$200.0
2005
2006
2006 Regulated/Parent Results
Distribution and
Regulated Generation
Transmission Parent/Other
$115.8
$81.7*
*$74 million from PLR and $7.7 million from competitive generation sale

$60.0
$33.9
$17.3
$147.6
$27.0
$11.0
$11.9
$11.1
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
$160.0
$180.0
$200.0
2005
2006
Distribution/Regulated Generation Results
CL&P
PSNH WMECO
$65.9
*$74 million from PLR and $7.7 million from competitive generation sale
Yankee Gas
$81.7*

2007 Guidance
Primary Drivers
2006 Actual 2007 Guidance In 2007
Distribution/Regulated
Generation $0.75* $0.80 - $0.90 PSNH, Yankee Gas rate
cases, retail sales
Transmission $0.39 $0.50 - $0.60 Increased investment
Parent & Other Affiliates $0.02 $0.00 - $0.05 Cash from generation sale
Total, Excluding
Competitive Businesses $1.16 $1.30 - $1.55 All the above
*Excludes CL&P PLR and impact of competitive generation sale

8 Improved Balance Sheet $3,442 $116 $2,032 Total Debt Preferred Stock Common Equity $2,965 $116 $2,798 Total Debt Preferred Stock Common Equity 9/30/05 12/31/06

2007-2011 Projected Capital Expenditures
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
Distribution Capex
Transmission Capex
2006 Actual 2007 2010 2011 2008 2009
$908*
$779*
$874*
$1,183*
$1,126*
$880*
*Excludes approximately $18 million per year at corporate service companies

Projected Distribution and Regulated Generation Year-End Rate Base
$1,765
$1,964
$2,083
$2,220
$2,359
$2,466
$868
$974
$1,092
$1,153
$1,225
$1,293
$340
$367
$388
$406
$422
$436
$493
$646
$655
$656
$669
$679
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
$5,000
2006 2007 2008 2009 2010 2011
CL&P PSNH WMECO Yankee Gas
Projected
Distribution &
Generation
Rate Base
CAGR of 7%

Major Distribution/Regulated Generation Projects
Yankee Gas’s 1.2 Bcf liquid natural gas
production facility in Waterbury, CT
$108 million cost
About 90 percent complete
Scheduled to be in service for 2007-
2008 heating season
Will enhance reliability, help insulate
customers from price volatility
Conversion of PSNH’s 50 MW Schiller
unit in Portsmouth, NH from coal to wood
$74 million cost
Commenced operation in December
Enhances fuel diversity, reduces sulfur,
NOx, mercury emissions

The Next Five Years:  Transmission Capital Expenditures
$0.00
$100.00
$200.00
$300.00
$400.00
$500.00
$600.00
$700.00
$800.00
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Other
NEEWS
Major CT
Historic Forecast
Up To $2.5 Billion
• The New England East-West Solution (NEEWS) family of projects is growing in scope and definition.
• Over the next three years, a high level of capital spending is associated with projects that have already received siting approval.
$1,062 Million
$1.1 Billion of major
CT projects in
2007-2011 forecast
period; $1.65 billion
in total
NEEWS  family of
projects estimated
at $710 million
during the 2007-
2011 forecast
period

Projected Transmission Year-End Rate Base
$840
$2,117
$2,218
$2,461
$140
$175
$276
$282
$335
$325
$75
$80
$132
$173
$208
$239
$1,512
$1,173
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2006 2007 2008 2009 2010 2011
CL&P PSNH WMECO
Transmission
Rate Base
2006-2011
CAGR of 23%
*Reflects FERC approved 50% CWIP for southwest CT projects
*
*
*

Four Major SW Connecticut Projects – A $1.65 Billion Investment
SWCT improvements have been a top priority in each of
ISO-NE’s last four regional transmission expansion plans. Our four major projects there total about $1.65 billion in investment.
50% of CT
Load
Bethel-Norwalk
345 kV Underground
& Overhead
$350 Million
21 miles 345kV
(56% underground)
10 miles 115kV
(100% underground)
Completed October
2006 at a cost of $340
million
Middletown-Norwalk 345 kV
Underground & Overhead
$1,047 Million (NU Share)
Glenbrook Cables
115 kV underground
$183 Million
9 miles 115kV underground
Projected in-service date:  2008
Under contract –
construction under way, 20%
complete
Long Island Cable
138 kV cross sound
$72 Million (NU share)
11 miles 138kV submarine cable
Joint project with LIPA
Projected in-service date:  2008
Under contract – cable being
manufactured
69 miles 345kV  (35% underground)
57 miles 115kV  (1% underground)
Joint project with United Illuminating
Projected in-service date:  2009
Construction under way, 16%
complete

Lake Road Generating
Middletown

Northeast Utilities System

LUDLOW
MILBURY
CARD
NORTH
BLOOMFIELD
Rhode
Island
Connecticut
Springfield
Interstate
FROSTBRIDGE
AGAWAM
WEST
FARNUM
KENT
COUNTY
LAKE ROAD
We Have Selected the Preferred Routes For NEEWS
The four components, identified to date, are:
A Rhode Island
Reliability
Component
A CT East-West
Reliability
Component
A Springfield
Reliability
Component
An Interstate
Reliability
Component
Total Planning Grade
Estimate:
$1.1 - $1.4 Billion
Post-NEEWS Import
Capability is
expected to grow to
3600 MW

Rate Case Status:  Transmission
NU’s FERC-approved transmission tariffs fully track all transmission costs
We have forward-looking rates, adjusted every six months, with an annual true-up provision to ensure timely recovery of transmission investment
FERC decision on New England transmission ROE issued on October
31, 2006
Base ROE set at 10.2% for the period 2/1/2005 through 10/31/2006 and
10.9% beyond that
Incentive adders include:
50 basis points for joining an RTO
100 basis points for new transmission identified by ISO-NE within its regional system planning process
November 30
th
request for rehearing by New England transmission
owners – apparent 30 basis point error in base ROE
Other parties seeking to reduce incentive ROEs

Rate Case Status – Distribution, Regulated Generation
DTE approved
settlement
effective 1/1/07
Settlement filed
2/26/07 to be
effective 7/1/07
Pending
To be filed
around mid-year
and effective
early 2008
Rate case status
9.6% 6.4% 5.9% 7.5%
Actual 2006
Regulatory ROE
8% - 12%
9.62% for
Generation;
9.67% for
Distribution per
settlement
9.9% 9.85% Allowed ROE
$127 million $360 million $224 million $740 million
Average
common equity
supporting rate
base in 2006
WMECO PSNH Yankee Gas CL&P

PSNH Distribution Rate Case Settlement
Joint settlement with NHPUC staff, Consumer Advocate filed this week
Proposed effective date of 7/1/07
Key elements
9.67% ROE, 7.55% overall cost of capital
Transmission tracker to be reset annually
$37.7 million estimated annualized increase ($26.45 million for distribution; $11.24 million for transmission) in addition to $24.5 million increase effective 7/1/06
Incremental increase includes:
$8.76 million, 12-month increase to recoup revenues not collected between 7/1/06 and 6/30/07
$9.2 million related to storm costs to be recovered over three years
Generation ROE of 9.62% unaffected

Yankee Rate Case Highlights
Net increase of $37 million (8.4%)
Base rate increase of $68 million
Lower pipeline, commodity charges due to LNG facility of $26.5 million
Savings from expected property tax abatement of $4 million
Expected effective date of July 1, 2007
Most recent increase January 1, 2005
$68 million base rate increase driven by:
Improved returns ($17.5 million)*
Higher rate base ($14 million)*
Amortization of deferred hardship and environment remediation costs
($11 million)
Higher O&M ($11 million, including $3 million for LNG facility electricity)*
Higher depreciation over July 1, 2005 – June 30, 2006 test year ($9 million)*
Higher property and other taxes ($6 million)*
*Partially related to LNG facility – Overall total related to LNG facility about $20 million

WMECO Rate Settlement
Approved by DTE
Rates effective January 1, 2007
$1 million distribution increase, plus pension, other trackers, higher energy costs resulted in 17.8% increase
$3 million distribution increase to be effective January 1, 2008
Expect distribution ROE to remain in 9-10% range through 2008
Next rate case to be filed around 7/1/08

Legislative Update
Connecticut
2005:  Energy Independence Act
Grants/loans for customer-side generation
$200/kw one-time incentives to host utilities
15-year capacity-only conventional generation contracts with utilities
$25/kw one-time incentives to utilities
Bids submitted to the DPUC in December 2006
2007:  Legislation
Governor and legislative leadership identified energy as one of top 3 priorities
Focus initially on conservation, renewable energy, incenting new generation, possible tax reductions
Session ends June 6
New Hampshire
2006:  Legislation
Approved enabling bill to install scrubber at Merrimack by 7/1/13
2007:  Legislation
Considering legislation to allow PSNH to build another biomass unit

NU’s Transformation Producing Solid Results, Prospects
Strategic plan elements announced one year ago are on or
ahead of schedule
Financial flexibility is significantly improved
Financial performance consistent with projections
Transmission business is growing rapidly to meet customer
needs
Distribution results expected to improve as reasonable rate case outcomes are implemented
Additional infrastructure needs being identified